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                                                                EXHIBIT 23.1

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1996 included in Figgie International Inc.'s Form 10-K for the year December 31, 1995 and to all references to our Firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP

Cleveland, Ohio
September 16, 1996


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